Exhibit 32

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cell Source, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended September 30, 2018 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: Date: November 14, 2018

/s/ Itamar Shimrat_________________________________________
      Itamar Shimrat
     Chief Executive Officer and Chief Financial Officer
      (Principal Executive, Financial, and Accounting Officer)